                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 333-126211) of Win Gaming Media Inc of our report dated March 25, 2010, relating to the consolidated financial statements included in this Annual Report on Form 10-K.

                                                      /s/ Ziv Haft
                                             Certified Public Accountants (Isr.)
                                                      BDO Member Firm
Tel-Aviv, Israel
March 25, 2010